                                                  N-SAR FILING
                                                AAL MUTUAL FUNDS

                                AFFILIATED UNDERWRITINGS OF AAL HIGH YIELD BOND FUND
                                    For 12-month period ending April 30, 2004

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                                                             144A                 Par/         Issuer
 Trade Date        CUSIP                Issuer             Security   Price      Amount         Size         Percentage
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 06/19/2003      03939RAA8    Arch Western Finance           Yes      100.000      375,000   700,000,000            0.054%
Percentage of the principal amount of the offering, together with any other investment companies advised by PIMCO:  6.000%
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                                                       Participating                  Selling
 Trade Date                Broker                      Underwriters                 Concession
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 06/19/2003    Citigroup                       Citigroup                      Underwriting spread of
                                               JP Morgan Securities            SPR @ ISS 341.0 vs. T
                                               Morgan Stanley                       3 5/8 05/13
                                               Bank of New York
                                               BNP Paribas
                                               Credit Lyonnais Securities
                                               Credit Suisse First Boston
                                               Merrill Lynch & Co.
                                               PNC Capital Markets
                                               US Bank
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                                                             144A                 Par/         Issuer
 Trade Date        CUSIP                Issuer             Security   Price      Amount         Size          Percentage
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  07/21/03       960413AB8    Westlake Chemical Corp.        Yes      100.000      350,000   380,000,000            0.092%
Percentage of the principal amount of the offering, together with any other investment companies advised by PIMCO:  3.640%
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                                                       Participating                  Selling
 Trade Date                Broker                      Underwriters                 Concession
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  07/21/03     Credit Suisse First Boston      Bank of America                Underwriting spread of
                                               Credit Suisse First Boston     SPR @ ISS 492.0 vs T 5
                                               Deutsche Bank Securities              08/15/11
                                               JP Morgan Securities
                                               CIBC World Markets
                                               Citigroup
                                               Credit Lyonnais Securities
                                               Scotia Capital
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                                                             144A                 Par/         Issuer
 Trade Date        CUSIP                Issuer             Security   Price      Amount         Size          Percentage
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  08/15/03       252126AB3    Dex Media West SR Sub          Yes      100.000      450,000   780,000,000            0.058%
Percentage of the principal amount of the offering, together with any other investment companies advised by PIMCO:  3.640%
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                                                       Participating                  Selling
 Trade Date                Broker                      Underwriters                 Concession
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  08/15/03     JP Morgan Chase Bank            Bank of America                Underwriting spread of
                                               Deutsche Bank Securities         SPR @ ISS 537.0 vs.
                                               JP Morgan Securities                T 4-1/4 08/13
                                               Lehman Brothers
                                               Wachovia Securities
                                               Bear Stearns & Co.
                                               Credit Lyonnais Securities
                                               ING Barings Capital
                                               Royal Bank of Scotland
                                               Scotia Capital
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                                                             144A                 Par/         Issuer
 Trade Date        CUSIP                Issuer             Security   Price      Amount         Size            Percentage
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  10/29/03       629855AA5    Nalco Co SR Sub NT 144A        Yes      100.000      550,000   465,000,000              0.118%
                              W/RRTS
Percentage of the principal amount of the offering, together with any other discretionary accounts advised by PIMCO:  2.580%
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                                                       Participating                  Selling
 Trade Date                Broker                      Underwriters                 Concession
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  10/29/03     Citigroup Global Markets, Inc.  Bank of America Securites LLC  Underwriting spread of
                                               Citigroup                       SPR @ ISS 464.00 vs.
                                               Deutsche Bank Securities           T 4-1/4 8/15/13
                                               JP Morgan Securities
                                               Goldman Sachs & Co.
                                               UBS
                                               Banc One Capital Markets
                                               Credit Lyonnais (US)
                                               Royal Bank of Scotland
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                                                             144A                 Par/         Issuer
 Trade Date        CUSIP                Issuer             Security   Price      Amount         Size           Percentage
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  03/05/04       896522AC3    Trinity Industries LE 144A     Yes      100.000       75,000   300,000,000              0.025%
                              W/RRTS
Percentage of the principal amount of the offering, together with any other discretionary accounts advised by PIMCO:  5.000%
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                                                       Participating                  Selling
 Trade Date                Broker                      Underwriters                 Concession
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  03/05/04     JP Morgan Chase Bank            Credit Suisse First Boston     Underwriting spread of
                                                 Corp.                         SPR @ ISS 266.00 vs.
                                               JP Morgan Securities                T 4 02/15/14
                                               Bank of America Securities LLC
                                               Bank of Tokyo-Mitsubishi
                                               BNP Paribas
                                               Dressdner Kleinwort
                                                 Wasserstein SEC
                                               Royal Bank of Scotland PLC
                                                 (US)
                                               Scotia Capital Inc.
                                               Wachovia Securities Inc.
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                                                             144A                 Par/         Issuer
 Trade Date        CUSIP                Issuer             Security   Price      Amount         Size          Percentage
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  03/30/04       12686CAV1    Cablevision System Holding      No      100.000    1,000,000  1,000,000,000             0.100%
                              Co.
Percentage of the principal amount of the offering, together with any other discretionary accounts advised by PIMCO:  3.000%
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                                                       Participating                  Selling
 Trade Date                Broker                      Underwriters                 Concession
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  03/30/04     Citigroup Global Markets, Inc.  Bank of America Securities     Underwriting spread of
                                                 LLC                           SPR @ ISS 441.00 vs.
                                               Bear Stearns & Co.                  T 4 02/15/14
                                               Citigroup
                                               Morgan Stanley
                                               Deutsche Bank
                                               Bank of New York
                                               Barclays Capital
                                               Dressdner Kleinwort
                                                 Wasserstein SEC
                                               Mizuho Securities USA Inc.
                                               SG Cowen Securities Corp.
                                               Suntrust Robinson Humphrey
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